VELA FUNDS

(the “Trust”)

Supplement dated March 1, 2022

to the Statement of Additional Information (“SAI”)

dated January 12, 2022

This Supplement updates and supersedes any contrary information contained in the SAI. Effective immediately, the SAI is amended as follows:

In the subsection entitled “How to Obtain More Information” within the section entitled “Proxy Voting Policies and Procedures” on page 25 of the SAI, the paragraph in this subsection is deleted in its entirety and replaced with the following:

Investors may obtain a copy of the Proxy Policy by writing to the Trust at 220 Market Street, Suite 208, New Albany, Ohio 43054 or by calling the Trust at 1-833-399-1001. Information about how the Funds voted proxies relating to portfolio securities for the 12 month period ended June 30th will be available without charge, upon request, by calling the Trust at 1-833-399-1001 and on the SEC’s website at http://www.sec.gov.

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This supplement provides new information beyond that contained in the SAI, dated January 12, 2022, and should be read in conjunction with the SAI. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

Please retain this supplement for future reference.